United States

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) December 23, 2008
S&T Bancorp, Inc. ____________________________________________________________ (Exact Name of Registrant as Specified in its Charter)
Pennsylvania _________________ (State or Other Jurisdiction of Incorporation)	0-12508 _________________ (Commission File Number)	25-1434426 _________________ (IRS Employer Identification No.)
800 Philadelphia Street, Indiana, PA __________________________________________ (Address of Principal Executive Offices)		15701 ___________________ Zip Code
Registrant's telephone number, including area code		(800) 325-2265
Former name or address, if changed since last report		Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

On December 23, 2008, S&T Bancorp, Inc. issued a press release announcing preliminary approval of its $109 million application to participate in the U.S. Treasury Capital Purchase Program. The approval is subject to certain conditions and the execution of definitive agreements. The Treasury's term sheet with additional details about the Capital Purchase Program is available on the Treasury's website http:/www.ustreas.gov. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits (d) Exhibits. The exhibit listed on the Exhibit Index accompanying this Form 8-K is filed herewith. (99.1) Press Release, dated December 23, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.
December 23, 2008	S&T Bancorp, Inc. /s/ Robert E. Rout Robert E. Rout Senior Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Secretary